                                                                    EXHIBIT 99.1


       INDEPENDENT ACCOUNTANTS' REPORT ON APPLYING AGREED-UPON PROCEDURES

To Advanta Bank Corp. as Servicer and Administrator and
Wilmington Trust Company as Owner Trustee:

We have performed the procedures enumerated below, which were agreed to by Advanta Bank Corp. (an indirect wholly owned subsidiary of Advanta Corp.) as Servicer and Administrator, solely to assist the Servicer and Wilmington Trust Company as Owner Trustee (collectively, the "Specified Users") in evaluating Advanta Bank Corp.'s compliance with Section 3.06 (a) and 5.08 and Article III of the Transfer and Servicing Agreement dated as of August 1, 2000, among Advanta Bank Corp., as Servicer, Advanta Business Receivables Corp., as Transferor, and Wilmington Trust Company, as Owner Trustee, and the applicable provisions of the Master Indenture, namely Section 5.01 (e), 8.03 (a), 8.03 (b), 8.04, 8.05 and 8.08 and the applicable provisions of each Series' Indenture Supplement, specifically those provisions referenced in the attached Exhibit I, among Wilmington Trust Company, as Owner Trustee and Bankers Trust Company, as Indenture Trustee, during the 12 month period from July 2001 through June 2002. Advanta Bank Corp.'s management is responsible for Advanta Bank Corp.'s compliance with those requirements.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of those parties specified in this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

The following conventions have been adopted in presenting our procedures and findings:

      - The term "compared" means compared to and found to be in agreement with, unless otherwise noted. Such compared amounts, numbers and percentages are deemed to be in agreement if differences are considered immaterial (see below for definition of immaterial).

      - The term "verified" means verified with and found to be in agreement with, unless otherwise noted. Such verified amounts, numbers, percentages and characteristics are deemed to be in agreement if differences are considered immaterial (see below for definition of immaterial).

      - The term "recalculated" means calculated and found the amount, number or percentage so calculated to be in agreement with, unless otherwise noted. Such recalculated amounts are deemed to be in agreement if differences are considered immaterial (see below for definition of immaterial). We recalculated certain arithmetic totals and percentages using system reports and formulas provided to us by the Servicer and found the amounts so calculated to be in agreement. We make no representation regarding the accuracy or adequacy of the system reports and formulas provided to us by the Servicer.

      - The term "immaterial" means that (i) amounts and numbers are within 0.05% of the recalculated amount for each respective period and (ii) percentages are within 0.05% of the recalculated percentage.

With respect to the 12 month period from July 2001 through June 2002, we performed the procedures enumerated below:

      i) Verified that the Servicer maintains a Collection Account, Excess Funding Account, Principal Funding Account, Reserve Account, and Cash Collateral Account, as required by the applicable Indenture Supplement, by reading the applicable bank statements, without exception.

      ii) Recalculated the daily finance charge collections amount processed by the Servicer on the last day of each month for the applicable period, using information contained in the CD-124 report prepared by First Data Resources, Inc. (FDR), the Servicer's third party processing agent, as of the applicable period and the applicable Total Floating Investor Percentage calculated from the sum of each Series Floating Investor Percentage included on the applicable Form of Monthly Noteholder's Statement ("the Statement"), and then compared such amounts to the Bankers Trust Company bank statement as of the applicable period and verified that such amounts were deposited not later than two business days following the date of collection, without exception.

      iii) For each month of the 12 month period from July 2001 through June 2002, we compared the aggregate amount of the Closing Principal and Closing Finance Charge Pool Totals per the CD-124 reports as of the applicable period to the Closing Balance per the FDR CD-121 report, which agrees to the general ledger, as of the applicable period, without exception.

      iv) Obtained from the Servicer an electronic data file, which was represented by the Servicer to contain all accounts added ("Account Additions") to the Trust during the month of April 2002 and to contain information about certain receivables as of March 31, 2002. The Servicer represented that the information contained on the data file was provided by FDR.

            From information contained in the data file, we verified that the March 31, 2002 accounts were appropriately segregated into portfolio code 20 on the FDR CD-124 report and the Account Additions during the month of April 2002 were in compliance with the criteria defined in Section 2.09 of the Transfer and Servicing Agreement without exception.

      v) For each month of the 12 month period from July 2001 through June 2002, we recalculated the amount of Investor Principal Collections processed for the applicable payment date, appearing in the applicable Statement, using information contained in the CD-124 report prepared by FDR as of the applicable period and the Floating Investor Percentage(s) or the Principal Investor Percentage(s), as applicable, per the applicable Statement as of the applicable period and then verified that the amount of Investor Principal Collections processed for the applicable payment date was allocated appropriately, without exception.

      vi) For each month of the 12 month period from July 2001 through June 2002, we recalculated the amount of Available Finance Charge Collections processed for the applicable payment date, appearing in the applicable Statement, using information contained in the CD-124 report prepared by FDR as of the applicable period, the applicable monthly bank statement as of the applicable period, the Floating Investor Percentage(s) per the applicable Statement as of the applicable period and the "Interchange Allocation Schedule" prepared by the Servicer as of the applicable period and then verified that the aggregate amount of Available Finance Charge Collections was allocated appropriately and will not be available to the Noteholders of any other Series, without exception.

      vii) For each month of the 12 month period from July 2001 through June 2002, we recalculated the Class A Monthly Interest, Class B Monthly Interest and Class C Monthly Interest, as applicable, for such payment date, appearing in the applicable Statement, using information contained in third party bank statements as of the applicable period and the applicable Series Indenture Supplement and then verified that the distributable amount of Class A Monthly Interest, Class B Monthly Interest and Class C Monthly Interest, as applicable, was calculated appropriately, without exception.

      viii) For each month of the 12 month period from July 2001 through June 2002, we recalculated the Net Portfolio Yield and the Base Rate for the related Monthly Period, appearing in the applicable Statement, using information contained in the CD-124 report prepared by FDR as of the applicable period, the aggregate amount of Available Finance Charge Collections per the applicable Statement as of the applicable period, the applicable Series Indenture Supplement, the Monthly Servicing Fee per the applicable Statement as of the applicable period, and the Class A Monthly Interest, Class B Monthly Interest, Class C Monthly Interest and Class D Monthly Interest, as applicable, for such payment date per the applicable Statement as of the applicable period and the Monthly Series Enhancement Fee, as applicable, per the applicable Statement as of the applicable period and then verified that the average of the Net Portfolio Yield for any three consecutive monthly periods is greater than the average of the Base Rates for such periods without exception.

In connection with the above procedures, we did not evaluate or perform any testing of the accuracy or adequacy of the information, systems or databases furnished by FDR.

We were not engaged to, and did not, conduct an examination, the objective of which would be the expression of an opinion on Advanta Bank Corp.'s compliance with the Transfer and Servicing Agreement, the Master Indenture and each Series' Indenture Supplement. Accordingly, we do not express such an opinion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified Users, and is not intended to be and should not be used by anyone other than the Specified Users.


                                  /s/ KPMG LLP

September 27, 2002

                               ADVANTA BANK CORP.

                                                                       EXHIBIT I

                APPLICABLE SERIES INDENTURE SUPPLEMENT PROVISIONS

      SERIES 1997-A            SERIES 2000-A           SERIES 2000-B            SERIES 2000-C           SERIES 2001-A
      -------------            -------------           -------------            -------------           -------------
        3.01 (b)                 3.01 (b)                 3.01 (b)                3.01 (b)                 3.01 (b)
          4.01                     4.01                     4.01                    4.01                     4.01
          4.02                     4.02                     4.02                    4.02                     4.02
          4.03                     4.03                     4.03                    4.03                     4.03
          4.04                     4.04                     4.04                    4.04                     4.04
          4.05                     4.05                     4.05                    4.05                     4.05
          4.07                     4.06                     4.06                    4.06                     4.06
          4.08                     4.07                     4.07                    4.07                     4.07
        4.11 (a)                   4.08                     4.08                    4.08                     4.08
        5.03 (a)                   4.09                   4.09 (a)                4.09 (a)                 4.09 (a)
        6.01 (c)                 4.10 (a)                 4.10 (a)                4.10 (a)                 4.10 (a)
                                 4.11 (a)                 4.11 (a)                4.11 (a)                 4.11 (a)
                                 4.12 (a)                 5.03 (b)                5.03 (b)                 5.03 (b)
                                 5.03 (b)                 6.01 (c)                6.01 (c)                 6.01 (c)
                                 6.01 (d)

       INDEPENDENT ACCOUNTANTS' REPORT ON APPLYING AGREED-UPON PROCEDURES

To Advanta Bank Corp. as Servicer:

We have performed the procedures enumerated below, which were agreed to by Advanta Bank Corp. (an indirect wholly owned subsidiary of Advanta Corp.) as Servicer (the "Specified User"), solely to assist the Specified User in evaluating Advanta Bank Corp.'s compliance with (1) Section 3.06 (b) of the Transfer and Servicing Agreement (the Agreement) dated as of August 1, 2000, by and between Advanta Business Receivables Corp. as Transferor, Advanta Bank Corp. as Servicer and Wilmington Trust Company, as Owner Trustee on behalf of the Noteholders of the Advanta Business Card Master Trust; and (2) the Series 2000-B Indenture Supplement dated as of August 1, 2000, by and between Advanta Business Card Master Trust as Issuer and Bankers Trust Company as Indenture Trustee, with respect to the Form of Monthly Noteholder's Statement (the "Statement" or "Exhibit C") and the Form of Monthly Payment Instructions and Notification to the Indenture Trustee (the "Exhibit B Statement" or "Exhibit B") forwarded by the Servicer pursuant to section 3.04 (b) of the Agreement during the 12 month period from July 2001 through June 2002. Advanta Bank Corp.'s management is responsible for Advanta Bank Corp.'s compliance with those requirements.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of those parties specified in this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.


The following conventions have been adopted in presenting our procedures and findings:

      - The term "compared" means compared to and found to be in agreement with, unless otherwise noted. Such compared amounts, numbers and percentages are deemed to be in agreement if differences are considered immaterial (see below for definition of immaterial).

      - The term "recalculated" means calculated and found the amount, number or percentage so calculated to be in agreement with, unless otherwise noted. Such recalculated amounts are deemed to be in agreement if differences are considered immaterial (see below for definition of immaterial). We recalculated certain arithmetic totals and percentages appearing in the above referenced Statements using system reports and formulas provided to us by the Servicer and found the amounts so calculated to be in agreement with the Statements. We make no representation regarding the accuracy or adequacy of the system reports and formulas provided to us by the Servicer.

      - The term "immaterial" means that (i) amounts and numbers are within 0.05% of the recalculated amount for each respective period and (ii) percentages are within 0.05% of the recalculated percentage.

With respect to amounts, numbers and percentages shown on each Statement, for the 12 month period from July 2001 through June 2002, referred to in Section 3.06(b) of the Agreement, and

Exhibit's B and C of the Series 2000-B Indenture and as included in the attached Exhibits, we have performed the procedures enumerated below:

      i)    Recalculated the Floating Investor Percentage(s), appearing in
            Section V (7) of the Statement from July 2001 through June 2002, and as included in Exhibits I and IV attached hereto, using information contained in the CD-124 report prepared by First Data Resources, Inc. (FDR), the Servicer's third party processing agent, as of the applicable period, and the Series 2000-B Indenture Supplement, without exception.

      ii) Recalculated the amount of Investor Principal Collections applicable to Series 2000-B processed for the applicable Payment Date, appearing in Section V (9) of the Statement from July 2001 through June 2002, and as included in Exhibits I and IV attached hereto, using information contained in the CD-124 report prepared by FDR as of the applicable period, and the Floating Investor Percentage(s) recalculated in procedure i) as of the applicable period, without exception.

      iii) Recalculated the aggregate amount of Available Finance Charge Collections processed for the applicable Payment Date, appearing in
            Section V (10a) and Section V (10b) of the Statement from July 2001 through June 2002, and as included in Exhibits I and IV attached hereto, using information contained in the CD-124 report prepared by FDR as of the applicable period, the Bankers Trust Company (the "Indenture Trustee") monthly bank statement as of the applicable period, the "Interchange Allocation Schedule" prepared by the Servicer as of the applicable period, and the Floating Investor Percentage(s) recalculated in procedure i) as of the applicable period, without exception.

      iv) Compared the accounts which were Delinquent between 30 days and 59 days, Delinquent between 60 days and 89 days, Delinquent between 90 days and 119 days, Delinquent between 120 days and 149 days, Delinquent between 150 days and 179 days, Delinquent 180 days or greater and the Aggregate delinquencies, appearing in Section IV
            (14) (a-g) of the Statement from July 2001 through February 2002 and in Section IV (16) (a-g) of the Statement from March 2002 through June 2002, and as included in Exhibits II and V attached hereto, using information contained in the CD-124 report prepared by FDR as of the applicable period, without exception.

      v) Recalculated the Class A Monthly Interest, Class B Monthly Interest and Class C Monthly Interest for such Payment Date, appearing in
            Section I (A) (1), Section I (B) (1), and Section I (D) (2) of the Exhibit B Statement from July 2001 through June 2002, and as included in Exhibits III and VI attached hereto, using information contained in the "Advanta Business Card Master Trust Series 2000-B Rate Set" monthly statement prepared by the Indenture Trustee as of the applicable period, and the Series 2000-B Indenture Supplement, without exception.

      vi) Recalculated the Monthly Servicing Fee, appearing in Section I (C) of the Exhibit B Statement from July 2001 through June 2002, and as included in Exhibits III and VI attached hereto, using information contained in the Series 2000-B Indenture Supplement, without exception.

      vii) Recalculated the Transferor Percentage, appearing in Section IV (10) of the Statement from July 2001 through February 2002 and in Section IV (12) of the Statement from March 2002 through June 2002, and as included in Exhibits III and VI attached hereto, using information contained on the Statement as of the applicable period, without exception.

      viii) Recalculated the Net Portfolio Yield and the Base Rate for the related Monthly Period, appearing in Section V (13) (c) and Section V (13) (d) of the Statement from July 2001 through June 2002, and as included in Exhibits III and VI attached hereto, using information contained in the CD-124 report prepared by FDR as of the applicable period, the aggregate amount of Available Finance Charge Collections recalculated in procedure iii) as of the applicable period, the Series 2000-B Indenture Supplement, the Monthly Servicing Fee recalculated in procedure vi) as of the applicable period, the Class A Monthly Interest, Class B Monthly Interest and Class C Monthly Interest for such Payment Date recalculated in procedure v) as of the applicable period, and information contained on the Statement as of the applicable period, without exception.

In connection with the above procedures, we did not evaluate or perform any testing of the accuracy or adequacy of the information, systems or databases furnished by FDR.

We were not engaged to, and did not, conduct an examination, the objective of which would be the expression of an opinion on the Statement and Exhibit B Statement. Accordingly, we do not express such an opinion on the Statement and Exhibit B Statement. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified User, and is not intended to be and should not be used by anyone other than the Specified User.


                                  /s/ KPMG LLP

September 27, 2002

  ADVANTA BUSINESS RECEIVABLES CORP, BUSINESS CARD MASTER TRUST, SERIES 2000-B

                         JULY 2001 THROUGH FEBRUARY 2002

                                                                       EXHIBIT I

    SELECTED INFORMATION FROM THE FORM OF MONTHLY NOTEHOLDER'S STATEMENT and FORM OF MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION TO THE INDENTURE TRUSTEE

                                    EXHIBIT C                     EXHIBIT C                         EXHIBIT C
STATEMENT SECTION:                SECTION V (7)                 SECTION V (9)                  SECTION V (10a,10b)
-----------------------        -------------------          --------------------           --------------------------
                                    FLOATING                      AMOUNT OF                         AMOUNT OF
                                    INVESTOR                      INVESTOR                      AVAILABLE FINANCE
                                   PERCENTAGE                     PRINCIPAL                    CHARGE COLLECTIONS
          MONTH/                                                 COLLECTIONS                     ON PAYMENT DATE
          PERIOD
-----------------------        -------------------          --------------------           --------------------------
        July 2001                                                $113,384,420                       $13,521,284
        July 1-22                       32.75%
        July 23-31                      32.52%

       August 2001                                               $114,205,351                       $14,070,406
       August 1-21                    32.5048%
       August 22-31                   31.6787%

      September 2001                                              $94,024,628                       $12,367,893
      September 1-30                  31.5844%

       October 2001                                              $117,473,815                       $14,585,849
       October 1-22                   31.6366%
      October 23-31                   31.6731%

      November 2001                                              $107,320,087                       $13,523,896
      November 1-19                31.5767794%
      November 20-30               30.6589662%

      December 2001                                              $104,957,195                       $12,873,143
      December 1-18                31.0896672%
      December 19-31               30.4861915%

       January 2002                                              $117,013,134                       $14,132,659
       January 1-31                30.4034623%

      February 2002                                               $94,830,593                       $12,589,188
      February 1-19                31.4247942%
      February 20-28               31.0566464%

  ADVANTA BUSINESS RECEIVABLES CORP, BUSINESS CARD MASTER TRUST, SERIES 2000-B

                         JULY 2001 THROUGH FEBRUARY 2002
                                                                      EXHIBIT II

      SELECTED INFORMATION FROM THE FORM OF MONTHLY NOTEHOLDER'S STATEMENT

STATEMENT SECTION:

                   SECTION IV (14) (a)  SECTION IV (14) (b)   SECTION IV (14) (c)  SECTION IV (14) (d)  SECTION IV (14) (e)
                   -------------------  -------------------   -------------------  -------------------  -------------------
                       DELINQUENT           DELINQUENT            DELINQUENT          DELINQUENT           DELINQUENT
                       30-59 DAYS          60 - 89 DAYS         90 - 119 DAYS       120 - 149 DAYS       150 - 179 DAYS
      MONTH
-----------------  -------------------  -------------------   -------------------  -------------------  -------------------
    July 2001          $31,093,243           $24,959,931          $20,640,821         $17,214,207          $14,045,930

   August 2001         $32,379,897           $23,261,921          $21,214,450         $17,193,183          $15,553,838

  September 2001       $34,780,428           $25,856,371          $20,486,909         $18,859,838          $15,939,962

   October 2001        $37,996,648           $26,297,867          $23,076,116         $18,497,192          $16,693,938

  November 2001        $37,384,296           $28,747,472          $22,903,282         $21,015,311          $17,396,171

  December 2001        $38,320,339           $30,088,958          $24,419,520         $20,968,204          $20,150,029

   January 2002        $41,686,460           $29,192,428          $25,380,941         $20,389,071          $19,617,862

  February 2002        $46,438,784           $32,111,063          $25,001,432         $21,930,375          $19,917,986

                   SECTION IV (14) (f)  SECTION IV (14) (g)
                   -------------------  -------------------
                      DELINQUENT            AGGREGATE
                     180 DAYS PLUS
     MONTH
---------------    -------------------  -------------------
   July 2001           $114,335           $108,068,467

  August 2001           $67,970           $109,671,258

 September 2001        $205,575           $116,129,083

  October 2001         $321,219           $122,882,981

 November 2001         $390,324           $127,836,856

 December 2001         $364,577           $134,311,627

  January 2002         $212,058           $136,478,820

 February 2002         $340,343           $145,739,983

  ADVANTA BUSINESS RECEIVABLES CORP, BUSINESS CARD MASTER TRUST, SERIES 2000-B

                        JULY 2001 THROUGH FEBRUARY 2002
                                                                     EXHIBIT III

    SELECTED INFORMATION FROM THE FORM OF MONTHLY NOTEHOLDER'S STATEMENT and FORM OF MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION TO THE INDENTURE TRUSTEE

STATEMENT SECTION:            EXHIBIT B             EXHIBIT B             EXHIBIT B           EXHIBIT B           EXHIBIT C
                          SECTION I. (A) (1)   SECTION I. (B) (1)    SECTION I. (D) (2)    SECTION I. (C)      SECTION IV (10)
----------------------    ------------------   ------------------    ------------------    --------------      ---------------
                               CLASS A               CLASS B               CLASS C             MONTHLY           TRANSFEROR
                           MONTHLY INTEREST     MONTHLY INTEREST      MONTHLY INTEREST      SERVICING FEE        PERCENTAGE

         MONTH
----------------------    ------------------   ------------------    ------------------    --------------      ---------------
       July 2001             $1,652,817              $214,924              $183,681            $1,000,000           18.10%

      August 2001            $1,562,400              $204,187              $175,770            $1,000,000           19.10%

     September 2001          $1,377,067              $182,780              $160,813            $1,000,000           16.33%

      October 2001           $1,017,900              $138,324              $125,606            $1,000,000           16.49%

     November 2001             $909,000              $125,994              $117,338            $1,000,000           17.78%

     December 2001             $925,100              $129,711              $122,526            $1,000,000           19.59%

      January 2002             $738,050              $105,092              $101,119            $1,000,000           16.89%

     February 2002             $754,133              $106,400              $101,267            $1,000,000           18.29%

STATEMENT SECTION:            EXHIBIT C           EXHIBIT C
                         SECTION V (13) (C)   SECTION V (13) (D)
---------------------    ------------------   ------------------
                           NET PORTFOLIO           BASE RATE
                               YIELD

        MONTH
---------------------    ------------------   ------------------
      July 2001               17.83%                6.35%

     August 2001              19.15%                6.12%

    September 2001            15.67%                5.67%

     October 2001             19.81%                4.75%

    November 2001             17.34%                4.48%

    December 2001             16.21%                4.54%

     January 2002             17.05%                4.05%

    February 2002             14.58%                4.08%

  ADVANTA BUSINESS RECEIVABLES CORP, BUSINESS CARD MASTER TRUST, SERIES 2000-B

                          MARCH 2002 THROUGH JUNE 2002
                                                                      EXHIBIT IV

    SELECTED INFORMATION FROM THE FORM OF MONTHLY NOTEHOLDER'S STATEMENT and FORM OF MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION TO THE INDENTURE TRUSTEE

                                    EXHIBIT C             EXHIBIT C               EXHIBIT C
STATEMENT SECTION:                SECTION V (7)         SECTION V (9)       SECTION V (10a, 10b)
---------------------------       -------------         -------------       --------------------
                                    FLOATING              AMOUNT OF               AMOUNT OF
                                    INVESTOR              INVESTOR            AVAILABLE FINANCE
                                   PERCENTAGE             PRINCIPAL          CHARGE COLLECTIONS
          MONTH/                                         COLLECTIONS           ON PAYMENT DATE
          PERIOD
---------------------------       -------------         -------------       --------------------
        March 2002                                       $113,706,861           $15,036,816
        March 1-24                 30.8971018%
       March 25-31                 30.5604036%

        April 2002                                       $109,237,120           $13,647,702
        April 1-23                 30.7388131%
       April 24-30                 30.2160045%

         May 2002                                        $112,075,468           $13,388,820
         May 1-21                  30.3534924%
        May 22-31                  29.4883081%

        June 2002                                        $104,205,246           $13,004,807
        June 1-25                  29.6185575%
        June 26-30                 28.5993117%

  ADVANTA BUSINESS RECEIVABLES CORP, BUSINESS CARD MASTER TRUST, SERIES 2000-B

                          MARCH 2002 THROUGH JUNE 2002
                                                                       EXHIBIT V

      SELECTED INFORMATION FROM THE FORM OF MONTHLY NOTEHOLDER'S STATEMENT

STATEMENT SECTION:

                          SECTION IV (16) (a)   SECTION IV (16) (b)    SECTION IV (16) (c)    SECTION IV (16) (d)
                          -------------------   -------------------    -------------------    -------------------
                              DELINQUENT           DELINQUENT              DELINQUENT              DELINQUENT
                              30-59 DAYS          60 - 89 DAYS           90 - 119 DAYS           120 - 149 DAYS
          MONTH
----------------------    -------------------   -------------------    -------------------    -------------------
       March 2002             $40,944,774          $35,136,858            $26,387,390             $21,128,616

       April 2002             $39,855,314          $33,005,554            $28,355,959             $22,238,603

        May 2002              $37,241,230          $33,487,953            $26,411,161             $24,157,536

        June 2002             $39,015,620          $31,015,236            $27,186,227             $22,214,630

                         SECTION IV (16) (e)   SECTION IV (16) (f)   SECTION IV (16) (g)
                         -------------------   -------------------   -------------------
                             DELINQUENT            DELINQUENT             AGGREGATE
                           150 - 179 DAYS         180 DAYS PLUS
          MONTH
----------------------   -------------------   -------------------   -------------------
       March 2002           $20,176,185                $29,634            $143,803,457

       April 2002           $19,625,760                $20,477            $143,101,669

        May 2002            $20,547,629                     $0            $141,845,510

        June 2002           $22,820,901               $599,945            $142,852,558

  ADVANTA BUSINESS RECEIVABLES CORP, BUSINESS CARD MASTER TRUST, SERIES 2000-B

                          MARCH 2002 THROUGH JUNE 2002
                                                                      Exhibit VI

    SELECTED INFORMATION FROM THE FORM OF MONTHLY NOTEHOLDER'S STATEMENT and FORM OF MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION TO THE INDENTURE TRUSTEE

STATEMENT SECTION:            EXHIBIT B            EXHIBIT B             EXHIBIT B           EXHIBIT B            EXHIBIT C
                         SECTION I. (A) (1)    SECTION I. (B) (1)    SECTION I. (D) (2)    SECTION I. (C)      SECTION IV (12)
----------------------   ------------------    ------------------    ------------------    --------------      ---------------
                               CLASS A              CLASS B               CLASS C             MONTHLY            TRANSFEROR
                          MONTHLY INTEREST      MONTHLY INTEREST      MONTHLY INTEREST     SERVICING FEE         PERCENTAGE

         MONTH
----------------------   ------------------    ------------------    ------------------    --------------      ---------------
       March 2002             $911,350               $128,078             $121,323           $1,000,000             18.45%

       April 2002             $756,933               $106,733             $101,512           $1,000,000             19.47%

        May 2002              $830,800               $117,309             $111,755           $1,000,000             21.42%

       June 2002              $857,067               $121,030             $115,313           $1,000,000             18.79%

STATEMENT SECTION:             EXHIBIT C           EXHIBIT C
                           SECTION V (13) (C)  SECTION V (13) (D)
----------------------     ------------------  ------------------
                             NET PORTFOLIO         BASE RATE
                                 YIELD

         MONTH
----------------------     ------------------  ------------------
       March 2002                19.64%             4.51%

       April 2002                16.53%             4.09%

        May 2002                 16.36%             4.29%

       June 2002                 16.10%             4.37%

       INDEPENDENT ACCOUNTANTS' REPORT ON APPLYING AGREED-UPON PROCEDURES

To Advanta Bank Corp. as Servicer:

We have performed the procedures enumerated below, which were agreed to by Advanta Bank Corp. (an indirect wholly owned subsidiary of Advanta Corp.) as Servicer (the "Specified User"), solely to assist the Specified User in evaluating Advanta Bank Corp.'s compliance with (1) Section 3.06 (b) of the Transfer and Servicing Agreement (the Agreement) dated as of August 1, 2000, by and between Advanta Business Receivables Corp. as Transferor, Advanta Bank Corp. as Servicer and Wilmington Trust Company, as Owner Trustee on behalf of the Noteholders of the Advanta Business Card Master Trust; and (2) the Series 2000-C Indenture Supplement dated as of November 1, 2000, by and between Advanta Business Card Master Trust as Issuer and Bankers Trust Company as Indenture Trustee, with respect to the Form of Monthly Noteholder's Statement (the "Statement" or "Exhibit C") and the Form of Monthly Payment Instructions and Notification to the Indenture Trustee (the "Exhibit B Statement" or "Exhibit B") forwarded by the Servicer pursuant to section 3.04 (b) of the Agreement during the 12 month period from July 2001 through June 2002. Advanta Bank Corp.'s management is responsible for Advanta Bank Corp.'s compliance with those requirements.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of those parties specified in this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.


The following conventions have been adopted in presenting our procedures and findings:

      - The term "compared" means compared to and found to be in agreement with, unless otherwise noted. Such compared amounts, numbers and percentages are deemed to be in agreement if differences are considered immaterial (see below for definition of immaterial).

      - The term "recalculated" means calculated and found the amount, number or percentage so calculated to be in agreement with, unless otherwise noted. Such recalculated amounts are deemed to be in agreement if differences are considered immaterial (see below for definition of immaterial). We recalculated certain arithmetic totals and percentages appearing in the above referenced Statements using system reports and formulas provided to us by the Servicer and found the amounts so calculated to be in agreement with the Statements. We make no representation regarding the accuracy or adequacy of the system reports and formulas provided to us by the Servicer.

      - The term "immaterial" means that (i) amounts and numbers are within 0.05% of the recalculated amount for each respective period and (ii) percentages are within 0.05% of the recalculated percentage.

With respect to amounts, numbers and percentages shown on each Statement, for the 12 month period from July 2001 through June 2002, referred to in Section 3.06(b) of the Agreement, and

Exhibit's B and C of the Series 2000-C Indenture and as included in the attached Exhibits, we have performed the procedures enumerated below:

       i)   Recalculated the Floating Investor Percentage(s), appearing in
            Section V (7) of the Statement from July 2001 through June 2002, and as included in Exhibits I and IV attached hereto, using information contained in the CD-124 report prepared by First Data Resources, Inc. (FDR), the Servicer's third party processing agent, as of the applicable period, and the Series 2000-C Indenture Supplement, without exception.

     ii) Recalculated the amount of Investor Principal Collections applicable to Series 2000-C processed for the applicable Payment Date, appearing in Section V (9) of the Statement from July 2001 through June 2002, and as included in Exhibits I and IV attached hereto, using information contained in the CD-124 report prepared by FDR as of the applicable period, and the Floating Investor Percentage(s) recalculated in procedure i) as of the applicable period, without exception.

     iii) Recalculated the aggregate amount of Available Finance Charge Collections processed for the applicable Payment Date, appearing in
            Section V (10a) and Section V (10b) of the Statement from July 2001 through June 2002, and as included in Exhibits I and IV attached hereto, using information contained in the CD-124 report prepared by FDR as of the applicable period, the Bankers Trust Company (the "Indenture Trustee") monthly bank statement as of the applicable period, the "Interchange Allocation Schedule" prepared by the Servicer as of the applicable period, and the Floating Investor Percentage(s) recalculated in procedure i) as of the applicable period, without exception.

       iv) Compared the accounts which were Delinquent between 30 days and 59 days, Delinquent between 60 days and 89 days, Delinquent between 90 days and 119 days, Delinquent between 120 days and 149 days, Delinquent between 150 days and 179 days, Delinquent 180 days or greater and the Aggregate delinquencies, appearing in Section IV
            (14) (a-g) of the Statement from July 2001 through February 2002 and in Section IV (16) (a-g) of the Statement from March 2002 through June 2002, and as included in Exhibits II and V attached hereto, using information contained in the CD-124 report prepared by FDR as of the applicable period, without exception.

        v) Recalculated the Class A Monthly Interest, Class B Monthly Interest and Class C Monthly Interest for such Payment Date, appearing in
            Section I (A) (1), Section I (B) (1), and Section I (D) (2) of the Exhibit B Statement from July 2001 through June 2002, and as included in Exhibits III and VI attached hereto, using information contained in the "Advanta Business Card Master Trust Series 2000-C Rate Set" monthly statement prepared by the Indenture Trustee as of the applicable period, and the Series 2000-C Indenture Supplement, without exception.

       vi) Recalculated the Monthly Servicing Fee, appearing in Section I (C) of the Exhibit B Statement from July 2001 through June 2002, and as included in Exhibits III and VI attached hereto, using information contained in the Series 2000-C Indenture Supplement, without exception.

     vii) Recalculated the Transferor Percentage, appearing in Section IV (10) of the Statement from July 2001 through February 2002 and in Section IV (12) of the Statement from March 2002 through June 2002, and as included in Exhibits III and VI attached hereto, using information contained on the Statement as of the applicable period, without exception.

     viii) Recalculated the Net Portfolio Yield and the Base Rate for the related Monthly Period, appearing in Section V (13) (c) and Section V (13) (d) of the Statement from July 2001 through June 2002, and as included in Exhibits III and VI attached hereto, using information contained in the CD-124 report prepared by FDR as of the applicable period, the aggregate amount of Available Finance Charge Collections recalculated in procedure iii) as of the applicable period, the Series 2000-C Indenture Supplement, the Monthly Servicing Fee recalculated in procedure vi) as of the applicable period, the Class A Monthly Interest, Class B Monthly Interest and Class C Monthly Interest for such Payment Date recalculated in procedure v) as of the applicable period, and information contained on the Statement as of the applicable period, without exception.

In connection with the above procedures, we did not evaluate or perform any testing of the accuracy or adequacy of the information, systems or databases furnished by FDR.

We were not engaged to, and did not, conduct an examination, the objective of which would be the expression of an opinion on the Statement and Exhibit B Statement. Accordingly, we do not express such an opinion on the Statement and Exhibit B Statement. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified User, and is not intended to be and should not be used by anyone other than the Specified User.


                                  /s/ KPMG LLP

September 27, 2002

  ADVANTA BUSINESS RECEIVABLES CORP, BUSINESS CARD MASTER TRUST, SERIES 2000-C

                         JULY 2001 THROUGH FEBRUARY 2002
                                                                       Exhibit I

    SELECTED INFORMATION FROM THE FORM OF MONTHLY NOTEHOLDER'S STATEMENT and FORM OF MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION TO THE INDENTURE TRUSTEE

                                    EXHIBIT C             EXHIBIT C                  EXHIBIT C
STATEMENT SECTION:                SECTION V (7)         SECTION V (9)           SECTION V (10a,10b)
-------------------------         -------------         -------------           -------------------
                                    FLOATING              AMOUNT OF                  AMOUNT OF
                                    INVESTOR              INVESTOR               AVAILABLE FINANCE
                                   PERCENTAGE             PRINCIPAL             CHARGE COLLECTIONS
          MONTH/                                         COLLECTIONS              ON PAYMENT DATE
          PERIOD
-------------------------         -------------         -------------           -------------------
        July 2001                                         $75,589,613                $9,014,189
        July 1-22                       21.83%
        July 23-31                      21.68%

       August 2001                                        $76,136,941                $9,380,276
       August 1-21                    21.6699%
       August 22-31                   21.1191%

      September 2001                                      $62,683,185                $8,245,275
      September 1-30                  21.0563%

       October 2001                                       $78,315,970                $9,723,912
       October 1-22                   21.0911%
      October 23-31                   21.1154%

      November 2001                                       $71,546,725                $9,015,931
      November 1-19                21.0511863%
      November 20-30               20.4393108%

      December 2001                                       $69,971,463                $8,582,096
      December 1-18                20.7264448%
      December 19-31               20.3241277%

       January 2002                                       $78,008,756                $9,421,772
       January 1-31                20.2689749%

      February 2002                                       $63,220,395                $8,392,792
      February 1-19                20.9498628%
      February 20-28               20.7044309%

  ADVANTA BUSINESS RECEIVABLES CORP, BUSINESS CARD MASTER TRUST, SERIES 2000-C

                         JULY 2001 THROUGH FEBRUARY 2002
                                                                      Exhibit II

      SELECTED INFORMATION FROM THE FORM OF MONTHLY NOTEHOLDER'S STATEMENT

STATEMENT SECTION:

                   SECTION IV (14) (a)   SECTION IV (14) (b)   SECTION IV (14) (c)  SECTION IV (14) (d)   SECTION IV (14) (e)
                   -------------------   -------------------   -------------------  -------------------   -------------------
                       DELINQUENT            DELINQUENT            DELINQUENT          DELINQUENT             DELINQUENT
                       30-59 DAYS           60 - 89 DAYS         90 - 119 DAYS       120 - 149 DAYS         150 - 179 DAYS
      MONTH
----------------   -------------------   -------------------   -------------------  -------------------   -------------------
    July 2001          $31,093,243           $24,959,931            $20,640,821         $17,214,207            $14,045,930

   August 2001         $32,379,897           $23,261,921            $21,214,450         $17,193,183            $15,553,838

  September 2001       $34,780,428           $25,856,371            $20,486,909         $18,859,838            $15,939,962

   October 2001        $37,996,648           $26,297,867            $23,076,116         $18,497,192            $16,693,938

  November 2001        $37,384,296           $28,747,472            $22,903,282         $21,015,311            $17,396,171

  December 2001        $38,320,339           $30,088,958            $24,419,520         $20,968,204            $20,150,029

   January 2002        $41,686,460           $29,192,428            $25,380,941         $20,389,071            $19,617,862

  February 2002        $46,438,784           $32,111,063            $25,001,432         $21,930,375            $19,917,986

                     SECTION IV (14) (f)    SECTION IV (14) (g)
                     -------------------    -------------------
                          DELINQUENT              AGGREGATE
                        180 DAYS PLUS
      MONTH
----------------     -------------------    -------------------
    July 2001              $114,335              $108,068,467

   August 2001              $67,970              $109,671,258

  September 2001           $205,575              $116,129,083

   October 2001            $321,219              $122,882,981

  November 2001            $390,324              $127,836,856

  December 2001            $364,577              $134,311,627

   January 2002            $212,058              $136,478,820

  February 2002            $340,343              $145,739,983

  ADVANTA BUSINESS RECEIVABLES CORP, BUSINESS CARD MASTER TRUST, SERIES 2000-C

                         JULY 2001 THROUGH FEBRUARY 2002
                                                                     Exhibit III

    SELECTED INFORMATION FROM THE FORM OF MONTHLY NOTEHOLDER'S STATEMENT and FORM OF MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION TO THE INDENTURE TRUSTEE

STATEMENT SECTION:            EXHIBIT B            EXHIBIT B             EXHIBIT B           EXHIBIT B            EXHIBIT C
                         SECTION I. (A) (1)    SECTION I. (B) (1)    SECTION I. (D) (2)    SECTION I. (C)      SECTION IV (10)
---------------------    ------------------    ------------------    ------------------    --------------      ---------------
                               CLASS A              CLASS B               CLASS C             MONTHLY            TRANSFEROR
                          MONTHLY INTEREST      MONTHLY INTEREST      MONTHLY INTEREST     SERVICING FEE         PERCENTAGE

         MONTH
---------------------    ------------------    ------------------    ------------------    --------------      ---------------
       July 2001             $1,123,922              $148,191             $127,277             $666,667             18.10%

      August 2001            $1,063,644              $141,033             $122,002             $666,667             19.10%

     September 2001            $940,800              $126,920             $112,187             $666,667             16.33%

      October 2001             $699,222               $96,808              $88,249             $666,667             16.49%

     November 2001             $627,333               $88,746              $82,892             $666,667             17.78%

     December 2001             $640,200               $91,699              $86,818             $666,667             19.59%

      January 2002             $512,656               $74,653              $71,924             $666,667             16.89%

     February 2002             $522,667               $75,367              $71,867             $666,667             18.29%

STATEMENT SECTION:             EXHIBIT C            EXHIBIT C
                           SECTION V (13) (C)   SECTION V (13) (D)
---------------------      ------------------   ------------------
                             NET PORTFOLIO          BASE RATE
                                 YIELD

         MONTH
---------------------      ------------------   ------------------
       July 2001                   17.83%              6.48%

      August 2001                  19.15%              6.26%

     September 2001                15.67%              5.80%

      October 2001                 19.81%              4.87%

     November 2001                 17.34%              4.61%

     December 2001                 16.21%              4.68%

      January 2002                 17.05%              4.17%

     February 2002                 14.58%              4.20%

  ADVANTA BUSINESS RECEIVABLES CORP, BUSINESS CARD MASTER TRUST, SERIES 2000-C

                          MARCH 2002 THROUGH JUNE 2002
                                                                      Exhibit IV

    SELECTED INFORMATION FROM THE FORM OF MONTHLY NOTEHOLDER'S STATEMENT and FORM OF MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION TO THE INDENTURE TRUSTEE

                                    EXHIBIT C            EXHIBIT C                  EXHIBIT C
STATEMENT SECTION:                SECTION V (7)        SECTION V (9)           SECTION V (10a,10b)
-------------------------         -------------        -------------           -------------------
                                    FLOATING             AMOUNT OF                  AMOUNT OF
                                    INVESTOR             INVESTOR               AVAILABLE FINANCE
                                   PERCENTAGE            PRINCIPAL             CHARGE COLLECTIONS
          MONTH/                                        COLLECTIONS              ON PAYMENT DATE
          PERIOD
-------------------------         -------------        -------------           -------------------
        March 2002                                       $75,804,574               $10,024,544
        March 1-24                 20.5980678%
       March 25-31                 20.3736024%

        April 2002                                       $72,824,747                $9,098,468
        April 1-23                 20.4925421%
       April 24-30                 20.1440030%

         May 2002                                        $74,716,978                $8,925,880
         May 1-21                  20.2356616%
        May 22-31                  19.6588721%

        June 2002                                        $69,470,164                $8,669,871
        June 1-25                  19.7457050%
        June 26-30                 19.0662078%

  ADVANTA BUSINESS RECEIVABLES CORP, BUSINESS CARD MASTER TRUST, SERIES 2000-C

                          MARCH 2002 THROUGH JUNE 2002
                                                                       Exhibit V

      SELECTED INFORMATION FROM THE FORM OF MONTHLY NOTEHOLDER'S STATEMENT

STATEMENT SECTION:

                          SECTION IV (16) (a)   SECTION IV (16) (b)   SECTION IV (16)(c)   SECTION IV (16) (d)   SECTION IV (16) (e)
                          -------------------   -------------------   ------------------   -------------------   -------------------
                              DELINQUENT            DELINQUENT             DELINQUENT          DELINQUENT            DELINQUENT
                              30-59 DAYS           60 - 89 DAYS          90 - 119 DAYS       120 - 149 DAYS        150 - 179 DAYS
          MONTH
----------------------    -------------------   -------------------   ------------------   -------------------   -------------------
       March 2002             $40,944,774            $35,136,858          $26,387,390          $21,128,616           $20,176,185

       April 2002             $39,855,314            $33,005,554          $28,355,959          $22,238,603           $19,625,760

        May 2002              $37,241,230            $33,487,953          $26,411,161          $24,157,536           $20,547,629

        June 2002             $39,015,620            $31,015,236          $27,186,227          $22,214,630           $22,820,901

STATEMENT SECTION:

                         SECTION IV (16) (f)    SECTION IV (16) (g)
                         -------------------    -------------------
                              DELINQUENT           AGGREGATE
                            180 DAYS PLUS
          MONTH
----------------------   -------------------    -------------------
       March 2002              $29,634              $143,803,457

       April 2002              $20,477              $143,101,669

        May 2002                    $0              $141,845,510

        June 2002             $599,945              $142,852,558

  ADVANTA BUSINESS RECEIVABLES CORP, BUSINESS CARD MASTER TRUST, SERIES 2000-C

                          MARCH 2002 THROUGH JUNE 2002
                                                                      Exhibit VI

    SELECTED INFORMATION FROM THE FORM OF MONTHLY NOTEHOLDER'S STATEMENT and FORM OF MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION TO THE INDENTURE TRUSTEE

STATEMENT SECTION:            EXHIBIT B            EXHIBIT B             EXHIBIT B           EXHIBIT B
                         SECTION I. (A) (1)    SECTION I. (B) (1)    SECTION I. (D) (2)    SECTION I. (C)
----------------------   ------------------    ------------------    ------------------    --------------
                               CLASS A              CLASS B               CLASS C             MONTHLY
                          MONTHLY INTEREST      MONTHLY INTEREST      MONTHLY INTEREST     SERVICING FEE

         MONTH
----------------------   ------------------    ------------------    ------------------    --------------
       March 2002          $631,033                $90,610              $86,015              $666,667

       April 2002          $524,533                $75,588              $72,030              $666,667

        May 2002           $575,911                $83,114              $79,326              $666,667

       June 2002           $594,133                $85,753              $81,853              $666,667

STATEMENT SECTION:          EXHIBIT C           EXHIBIT C            EXHIBIT C
---------------------    SECTION IV (12)    SECTION V (13) (C)   SECTION V (13) (D)
                         ---------------    ------------------   ------------------
                           TRANSFEROR         NET PORTFOLIO          BASE RATE
                           PERCENTAGE             YIELD

         MONTH
----------------------   ---------------    ------------------   ------------------
       March 2002             18.45%            19.64%                  4.65%

       April 2002             19.47%            16.53%                  4.21%

        May 2002              21.42%            16.36%                  4.43%

       June 2002              18.79%            16.10%                  4.50%

       INDEPENDENT ACCOUNTANTS' REPORT ON APPLYING AGREED-UPON PROCEDURES

To Advanta Bank Corp. as Servicer:

We have performed the procedures enumerated below, which were agreed to by Advanta Bank Corp. (an indirect wholly owned subsidiary of Advanta Corp.) as Servicer (the "Specified User"), solely to assist the Specified User in evaluating Advanta Bank Corp.'s compliance with (1) Section 3.06 (b) of the Transfer and Servicing Agreement (the Agreement) dated as of August 1, 2000, by and between Advanta Business Receivables Corp. as Transferor, Advanta Bank Corp. as Servicer and Wilmington Trust Company, as Owner Trustee on behalf of the Noteholders of the Advanta Business Card Master Trust; and (2) the Series 2001-A Indenture Supplement dated as of April 1, 2001, by and between Advanta Business Card Master Trust as Issuer and Bankers Trust Company as Indenture Trustee, with respect to the Form of Monthly Noteholder's Statement (the "Statement" or "Exhibit C") and the Form of Monthly Payment Instructions and Notification to the Indenture Trustee (the "Exhibit B Statement" or "Exhibit B") forwarded by the Servicer pursuant to section 3.04 (b) of the Agreement during the 12 month period from July 2001 through June 2002. Advanta Bank Corp.'s management is responsible for Advanta Bank Corp.'s compliance with those requirements.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of those parties specified in this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.


The following conventions have been adopted in presenting our procedures and findings:

      - The term "compared" means compared to and found to be in agreement with, unless otherwise noted. Such compared amounts, numbers and percentages are deemed to be in agreement if differences are considered immaterial (see below for definition of immaterial).

      - The term "recalculated" means calculated and found the amount, number or percentage so calculated to be in agreement with, unless otherwise noted. Such recalculated amounts are deemed to be in agreement if differences are considered immaterial (see below for definition of immaterial). We recalculated certain arithmetic totals and percentages appearing in the above referenced Statements using system reports and formulas provided to us by the Servicer and found the amounts so calculated to be in agreement with the Statements. We make no representation regarding the accuracy or adequacy of the system reports and formulas provided to us by the Servicer.

      - The term "immaterial" means that (i) amounts and numbers are within 0.05% of the recalculated amount for each respective period and (ii) percentages are within 0.05% of the recalculated percentage.

With respect to amounts, numbers and percentages shown on each Statement, for the 12 month period from July 2001 through June 2002, referred to in Section 3.06(b) of the Agreement, and

Exhibit's B and C of the Series 2001-A Indenture and as included in the attached Exhibits, we have performed the procedures enumerated below:

         i)  Recalculated the Floating Investor Percentage(s), appearing in
             Section V (7) of the Statement from July 2001 through June 2002, and as included in Exhibits I and IV attached hereto, using information contained in the CD-124 report prepared by First Data Resources, Inc. (FDR), the Servicer's third party processing agent, as of the applicable period, and the Series 2001-A Indenture Supplement, without exception.

         ii) Recalculated the amount of Investor Principal Collections applicable to Series 2001-A processed for the applicable Payment Date, appearing in Section V (9) of the Statement from July 2001 through June 2002, and as included in Exhibits I and IV attached hereto, using information contained in the CD-124 report prepared by FDR as of the applicable period, and the Floating Investor Percentage(s) recalculated in procedure i) as of the applicable period, without exception.

      iii) Recalculated the aggregate amount of Available Finance Charge Collections processed for the applicable Payment Date, appearing in
             Section V (10a) and Section V (10b) of the Statement from July 2001 through June 2002, and as included in Exhibits I and IV attached hereto, using information contained in the CD-124 report prepared by FDR as of the applicable period, the Bankers Trust Company (the "Indenture Trustee") monthly bank statement as of the applicable period, the "Interchange Allocation Schedule" prepared by the Servicer as of the applicable period, and the Floating Investor Percentage(s) recalculated in procedure i) as of the applicable period, without exception.

      iv) Compared the accounts which were Delinquent between 30 days and 59 days, Delinquent between 60 days and 89 days, Delinquent between 90 days and 119 days, Delinquent between 120 days and 149 days, Delinquent between 150 days and 179 days, Delinquent 180 days or greater and the Aggregate delinquencies, appearing in Section IV
             (14) (a-g) of the Statement from July 2001 through February 2002 and in Section IV (16) (a-g) of the Statement from March 2002 through June 2002, and as included in Exhibits II and V attached hereto, using information contained in the CD-124 report prepared by FDR as of the applicable period, without exception.

        v) Recalculated the Class A Monthly Interest, Class B Monthly Interest and Class C Monthly Interest for such Payment Date, appearing in
             Section I (A) (1), Section I (B) (1), and Section I (D) (2) of the Exhibit B Statement from July 2001 through June 2002, and as included in Exhibits III and VI attached hereto, using information contained in the "Advanta Business Card Master Trust Series 2001-A Rate Set" monthly statement prepared by the Indenture Trustee as of the applicable period, and the Series 2001-A Indenture Supplement, without exception.

        vi) Recalculated the Monthly Servicing Fee, appearing in Section I (C) of the Exhibit B Statement from July 2001 through June 2002, and as included in Exhibits III and VI attached hereto, using information contained in the Series 2001-A Indenture Supplement, without exception.

        vii) Recalculated the Transferor Percentage, appearing in Section IV
             (10) of the Statement from July 2001 through February 2002 and in
             Section IV (12) of the Statement from March 2002 through June 2002, and as included in Exhibits III and VI attached hereto, using information contained on the Statement as of the applicable period, without exception.

      viii) Recalculated the Net Portfolio Yield and the Base Rate for the related Monthly Period, appearing in Section V (13) (c) and Section V (13) (d) of the Statement from July 2001 through June 2002, and as included in Exhibits III and VI attached hereto, using information contained in the CD-124 report prepared by FDR as of the applicable period, the aggregate amount of Available Finance Charge Collections recalculated in procedure iii) as of the applicable period, the Series 2001-A Indenture Supplement, the Monthly Servicing Fee recalculated in procedure vi) as of the applicable period, the Class A Monthly Interest, Class B Monthly Interest and Class C Monthly Interest for such Payment Date recalculated in procedure v) as of the applicable period, and information contained on the Statement as of the applicable period, without exception.

In connection with the above procedures, we did not evaluate or perform any testing of the accuracy or adequacy of the information, systems or databases furnished by FDR.

We were not engaged to, and did not, conduct an examination, the objective of which would be the expression of an opinion on the Statement and Exhibit B Statement. Accordingly, we do not express such an opinion on the Statement and Exhibit B Statement. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified User, and is not intended to be and should not be used by anyone other than the Specified User.


                                  /s/ KPMG LLP

September 27, 2002

  ADVANTA BUSINESS RECEIVABLES CORP, BUSINESS CARD MASTER TRUST, SERIES 2001-A

                         JULY 2001 THROUGH FEBRUARY 2002

                                                                       EXHIBIT I

    SELECTED INFORMATION FROM THE FORM OF MONTHLY NOTEHOLDER'S STATEMENT AND FORM OF MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION TO THE INDENTURE TRUSTEE

                             EXHIBIT C                EXHIBIT C                   EXHIBIT C
STATEMENT SECTION:         SECTION V (7)            SECTION V (9)            SECTION V (10A,10B)
------------------         -------------            -------------            -------------------
                             FLOATING                 AMOUNT OF                   AMOUNT OF
                             INVESTOR                 INVESTOR                AVAILABLE FINANCE
                            PERCENTAGE                PRINCIPAL              CHARGE COLLECTIONS
       MONTH/                                        COLLECTIONS               ON PAYMENT DATE
       PERIOD
------------------         -------------            -------------            -------------------
      July 2001                                     $56,692,210                  $6,760,642
      July 1-22                 16.37%
     July 23-31                 16.26%

     August 2001                                    $57,102,734                  $7,035,210
     August 1-21              16.2524%
    August 22-31              15.8394%

   September 2001                                   $47,012,314                  $6,183,946
   September 1-30             15.7922%

    October 2001                                    $58,736,861                  $7,292,918
    October 1-22              15.8183%
    October 23-31             15.8365%

    November 2001                                   $53,660,043                  $6,761,948
    November 1-19          15.7883897%
   November 20-30          15.3294831%

    December 2001                                   $52,478,597                  $6,436,572
    December 1-18          15.5448336%
   December 19-31          15.2430957%

    January 2002                                    $58,506,567                  $7,066,329
    January 1-31           15.2017312%

    February 2002                                   $47,415,296                  $6,294,594
    February 1-19          15.7123971%
   February 20-28          15.5283232%

  ADVANTA BUSINESS RECEIVABLES CORP, BUSINESS CARD MASTER TRUST, SERIES 2001-A

                         JULY 2001 THROUGH FEBRUARY 2002

                                                                      EXHIBIT II

      SELECTED INFORMATION FROM THE FORM OF MONTHLY NOTEHOLDER'S STATEMENT

STATEMENT SECTION:

                      SECTION IV (14) (a)    SECTION IV (14) (b)       SECTION IV (14) (c)      SECTION IV (14) (d)
                      -------------------    -------------------       -------------------      -------------------
                          DELINQUENT              DELINQUENT                DELINQUENT              DELINQUENT
                          30-59 DAYS             60 - 89 DAYS             90 - 119 DAYS           120 - 149 DAYS
        MONTH
------------------   -------------------    -------------------       -------------------      -------------------
      July 2001            $31,093,243            $24,959,931              $20,640,821             $17,214,207

     August 2001           $32,379,897            $23,261,921              $21,214,450             $17,193,183

   September 2001          $34,780,428            $25,856,371              $20,486,909             $18,859,838

    October 2001           $37,996,648            $26,297,867              $23,076,116             $18,497,192

    November 2001          $37,384,296            $28,747,472              $22,903,282             $21,015,311

    December 2001          $38,320,339            $30,088,958              $24,419,520             $20,968,204

    January 2002           $41,686,460            $29,192,428              $25,380,941             $20,389,071

    February 2002          $46,438,784            $32,111,063              $25,001,432             $21,930,375

STATEMENT SECTION:

                      SECTION IV (14) (e)    SECTION IV (14) (f)     SECTION IV (14) (g)
                      -------------------    -------------------     -------------------
                          DELINQUENT             DELINQUENT                AGGREGATE
                        150 - 179 DAYS          180 DAYS PLUS
        MONTH
------------------    -------------------    -------------------     -------------------
      July 2001           $14,045,930             $114,335               $108,068,467

     August 2001          $15,553,838              $67,970               $109,671,258

   September 2001         $15,939,962             $205,575               $116,129,083

    October 2001          $16,693,938             $321,219               $122,882,981

    November 2001         $17,396,171             $390,324               $127,836,856

    December 2001         $20,150,029             $364,577               $134,311,627

    January 2002          $19,617,862             $212,058               $136,478,820

    February 2002         $19,917,986             $340,343               $145,739,983

  ADVANTA BUSINESS RECEIVABLES CORP, BUSINESS CARD MASTER TRUST, SERIES 2001-A

                         JULY 2001 THROUGH FEBRUARY 2002

                                                                     EXHIBIT III

    SELECTED INFORMATION FROM THE FORM OF MONTHLY NOTEHOLDER'S STATEMENT AND FORM OF MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION TO THE INDENTURE TRUSTEE

STATEMENT SECTION:                  EXHIBIT B                EXHIBIT B                 EXHIBIT B               EXHIBIT B
                               SECTION I. (A) (1)       SECTION I. (B) (1)        SECTION I. (D) (2)        SECTION I. (C)
--------------------------     ------------------       ------------------        ------------------        --------------
                                     CLASS A                  CLASS B                   CLASS C                 MONTHLY
                                MONTHLY INTEREST         MONTHLY INTEREST          MONTHLY INTEREST          SERVICING FEE

           MONTH
--------------------------     ------------------       ------------------        ------------------        --------------
         July 2001                  $853,275                 $114,824                   $97,266                $500,000

        August 2001                 $808,067                 $109,456                   $93,310                $500,000

       September 2001               $716,267                  $98,990                   $86,007                $500,000

        October 2001                $534,083                  $76,049                   $67,878                $500,000

       November 2001                $480,500                  $70,122                   $63,919                $500,000

       December 2001                $491,150                  $72,693                   $67,038                $500,000

        January 2002                $394,158                  $59,433                   $55,635                $500,000

       February 2002                $401,333                  $59,850                   $55,533                $500,000


STATEMENT SECTION:                 EXHIBIT C               EXHIBIT C             EXHIBIT C
--------------------------      SECTION IV (10)       SECTION V (13) (C)    SECTION V (13) (D)
                                ---------------       ------------------    ------------------
                                   TRANSFEROR            NET PORTFOLIO           BASE RATE
                                   PERCENTAGE                YIELD

           MONTH
--------------------------      ---------------       ------------------    ------------------
         July 2001                   18.10%                 17.83%                 6.58%

        August 2001                  19.10%                 19.15%                 6.35%

       September 2001                16.33%                 15.67%                 5.91%

        October 2001                 16.49%                 19.81%                 4.96%

       November 2001                 17.78%                 17.34%                 4.71%

       December 2001                 19.59%                 16.21%                 4.79%

        January 2002                 16.89%                 17.05%                 4.26%

       February 2002                 18.29%                 14.58%                 4.29%

  ADVANTA BUSINESS RECEIVABLES CORP, BUSINESS CARD MASTER TRUST, SERIES 2001-A

                          MARCH 2002 THROUGH JUNE 2002

                                                                      EXHIBIT IV

    SELECTED INFORMATION FROM THE FORM OF MONTHLY NOTEHOLDER'S STATEMENT AND FORM OF MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION TO THE INDENTURE TRUSTEE

                                           EXHIBIT C           EXHIBIT C                 EXHIBIT C
STATEMENT SECTION:                      SECTION V (7)        SECTION V (9)          SECTION V (10a,10b)
---------------------------------       -------------        -------------          -------------------
                                           FLOATING            AMOUNT OF                 AMOUNT OF
                                           INVESTOR             INVESTOR             AVAILABLE FINANCE
                                          PERCENTAGE           PRINCIPAL             CHARGE COLLECTIONS
            MONTH/                                            COLLECTIONS             ON PAYMENT DATE
            PERIOD
---------------------------------       -------------        -------------          -------------------
          March 2002                                           $56,853,430                $7,518,408
          March 1-24                     15.4485509%
         March 25-31                     15.2802018%

          April 2002                                           $54,618,560                $6,823,851
          April 1-23                     15.3694065%
         April 24-30                     15.1080023%

           May 2002                                            $56,037,734                $6,694,410
           May 1-21                      15.1767462%
          May 22-31                      14.7441540%

          June 2002                                            $52,102,623                $6,502,403
          June 1-25                      14.8092787%
          June 26-30                     14.2996558%

  ADVANTA BUSINESS RECEIVABLES CORP, BUSINESS CARD MASTER TRUST, SERIES 2001-A

                          MARCH 2002 THROUGH JUNE 2002

                                                                       EXHIBIT V

      SELECTED INFORMATION FROM THE FORM OF MONTHLY NOTEHOLDER'S STATEMENT

STATEMENT SECTION:

                              SECTION IV (16) (a)   SECTION IV (16) (b)      SECTION IV (16) (c)    SECTION IV (16) (d)
                              -------------------   -------------------      -------------------    -------------------
                                   DELINQUENT           DELINQUENT               DELINQUENT              DELINQUENT
                                   30-59 DAYS          60 - 89 DAYS            90 - 119 DAYS           120 - 149 DAYS
           MONTH
-------------------------     -------------------   -------------------      -------------------    -------------------
         March 2002               $40,944,774           $35,136,858              $26,387,390            $21,128,616

         April 2002               $39,855,314           $33,005,554              $28,355,959            $22,238,603

          May 2002                $37,241,230           $33,487,953              $26,411,161            $24,157,536

          June 2002               $39,015,620           $31,015,236              $27,186,227            $22,214,630


STATEMENT SECTION:

                            SECTION IV (16) (e)    SECTION IV (16) (f)    SECTION IV (16) (g)
                            -------------------    -------------------    -------------------
                                 DELINQUENT            DELINQUENT             AGGREGATE
                               150 - 179 DAYS        180 DAYS PLUS
           MONTH
-------------------------   -------------------    -------------------    -------------------
         March 2002             $20,176,185               $29,634           $143,803,457

         April 2002             $19,625,760               $20,477           $143,101,669

          May 2002              $20,547,629                    $0           $141,845,510

          June 2002             $22,820,901              $599,945           $142,852,558

  ADVANTA BUSINESS RECEIVABLES CORP, BUSINESS CARD MASTER TRUST, SERIES 2001-A

                          MARCH 2002 THROUGH JUNE 2002

                                                                      EXHIBIT VI

    SELECTED INFORMATION FROM THE FORM OF MONTHLY NOTEHOLDER'S STATEMENT and FORM OF MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION TO THE INDENTURE TRUSTEE

STATEMENT SECTION:                  EXHIBIT B                EXHIBIT B                 EXHIBIT B               EXHIBIT B
                               SECTION I. (A) (1)       SECTION I. (B) (1)        SECTION I. (D) (2)        SECTION I. (C)
------------------------       ------------------       ------------------        ------------------        --------------
                                     CLASS A                  CLASS B                   CLASS C                 MONTHLY
                                MONTHLY INTEREST         MONTHLY INTEREST          MONTHLY INTEREST          SERVICING FEE
           MONTH
------------------------       ------------------       ------------------        ------------------        --------------
         March 2002                 $484,275                  $71,876                   $66,437                 $500,000

         April 2002                 $402,733                  $60,016                   $55,656                 $500,000

          May 2002                  $442,267                  $66,017                   $61,303                 $500,000

         June 2002                  $456,267                  $68,115                   $63,257                 $500,000

STATEMENT SECTION:         EXHIBIT C               EXHIBIT C            EXHIBIT C
                        SECTION IV (12)       SECTION V (13) (C)    SECTION V (13) (D)
----------------------  ---------------       ------------------    ------------------
                           TRANSFEROR            NET PORTFOLIO          BASE RATE
                           PERCENTAGE                YIELD

           MONTH
----------------------  ---------------       ------------------    ------------------
         March 2002           18.45%                19.64%                4.76%

         April 2002           19.47%                16.53%                4.30%

          May 2002            21.42%                16.36%                4.53%

         June 2002            18.79%                16.10%                4.61%